THE PUTNAM ALLSTATE ADVISOR


                        Allstate Life Insurance Company
                         Prospectus dated April 30, 1999
                               3100 Sanders Road
                           Northbrook, Illinois 60062
                        Telephone Number: 1-800/390-1277


Allstate Life Insurance Company ("Allstate") is offering The Putnam Allstate Advisor, an individual and group flexible premium deferred variable annuity contract ("Contract"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 25 investment alternatives ("investment alternatives"). The investment alternatives include 3 fixed account options ("Fixed Account Options") and 22 variable sub-accounts ("Variable Sub-Accounts") of the Allstate Life Insurance Company Separate Account A ("Variable Account"). Each Variable Sub-Account invests exclusively in the class IB shares of one of the following mutual fund portfolios ("Funds") of Putnam Variable Trust:

       Putnam VT Asia Pacific Growth Fund                      Putnam VT International New Opportunities Fund
       Putnam VT Diversified Income Fund                       Putnam VT Investors Fund
       Putnam VT The George Putnam Fund of Boston              Putnam VT Money Market Fund
       Putnam VT Global Asset Allocation Fund                  Putnam VT New Opportunities Fund
       Putnam VT Global Growth Fund                            Putnam VT New Value Fund
       Putnam VT Growth and Income Fund                        Putnam VT OTC & Emerging Growth Fund
       Putnam VT Health Sciences Fund                          Putnam VT Research Fund
       Putnam VT High Yield Fund                               Putnam VT Small Cap Value Fund
       Putnam VT Income Fund                                   Putnam VT Utilities Growth and Income Fund
       Putnam VT International Growth Fund                     Putnam VT Vista Fund
       Putnam VT International Growth and Income Fund          Putnam VT Voyager Fund


We (Allstate) have filed a Statement of Additional Information, dated April 30 , 1999, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 31 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

IMPORTANT NOTICES

The Securities and Exchange Commission has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or the adequacy of this prospectus. Any one who tells you otherwise is committing a federal crime.

The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits, or obligations of, or guaranteed by such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.

                         The Contracts are not FDIC insured.

TABLE OF CONTENTS

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Overview                                                               Page

   Important Terms....................................................  3
   The Contract At A Glance ..........................................  4
   How the Contract Works.............................................  6
   Expense Table......................................................  7
   Financial Information.............................................. 11


Contract Features

   The Contract....................................................... 12
   Purchases.......................................................... 13
   Contract Value..................................................... 14
   Investment Alternatives............................................ 15
            The Variable Sub-Accounts................................. 15
            The Fixed Account Options................................. 16
            Transfers................................................. 16
   Expenses........................................................... 18
   Access To Your Money............................................... 20
   Income Payments.................................................... 21
   Death Benefits..................................................... 24

Other Information

   More Information................................................... 26
   Taxes.............................................................. 28
   Performance Information............................................ 30
   Statement of Additional Information Table of Contents ............. 31
Appendix A ...........................................................A-1

IMPORTANT TERMS

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This  prospectus  uses a number of important  terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                         Page
Accumulation Phase......................................................  6
Accumulation Unit ...................................................... 11
Accumulation Unit Value ................................................ 11
Allstate ("We").........................................................  1
Annuitant............................................................... 12
Automatic Additions Program............................................. 13
Automatic Fund Rebalancing Program...................................... 17
Beneficiary ............................................................  6
Cancellation Period ....................................................  4
*Contract ..............................................................  1
Contract Anniversary....................................................  4
Contract Owner ("You") .................................................  6
Contract Value ......................................................... 14
Contract  Year..........................................................  5
Dollar Cost Averaging Program........................................... 17
Due Proof of Death...................................................... 24
Enhanced Beneficiary Protection Option.................................. 24
Fixed Account Options ..................................................  1
Free Withdrawal Amount ................................................. 19
Funds...................................................................  1
Guarantee  Period ...................................................... 16
Income Base............................................................. 23
Income Plan ............................................................ 21
Investment Alternatives ................................................  1
Issue Date .............................................................  6
Maximum Anniversary Value............................................... 24
Payout Phase............................................................  6
Payout Start Date ...................................................... 21
Retirement Income Guarantee Rider....................................... 22
Right to Cancel ........................................................ 13
SEC.....................................................................  1
Settlement  Value ...................................................... 25
Systematic Withdrawal Program .......................................... 20
Valuation Date.......................................................... 13
Variable Account .......................................................  1
Variable Sub-Account ...................................................  1

* In certain states the Contract is available only as a group Contract. In those states we issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise.

THE CONTRACT AT A GLANCE

------------------------------------------------------------------------------


The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

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Flexible Payments

You can purchase a Contract with as little as $1,000 ($500 for Qualified Contracts, which are Contracts issued with a qualified plan). You can add to your Contract as often and as much as you like, but each payment must be at least $500 ($50 for automatic payments). We may limit the amount of any additional purchase payment to a maximum of $1,000,000. You must maintain a minimum account size of $1,000.

------------------------------------------------------------------------------


Right to  Cancel

You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("Cancellation Period"). Upon cancellation, we will return your purchase payments adjusted, to the extent state law permits, to reflect the investment experience of any amounts allocated to the Variable Account.

------------------------------------------------------------------------------

Expenses

     You will bear the following expenses:

     o Mortality and expense risk charge equal to 1.25% of average daily net assets (a higher amount applies if you select the Enhanced Beneficiary Protection Option)

     o If you select a Retirement Income Guarantee Rider you would pay an additional fee at the annual rate of 0.05% or 0.30% (depending on the option you select) of the Income Base in effect on a Contract anniversary ("Contract Anniversary")

     o    Annual contract  maintenance charge of $30 (waived in certain cases)

     o Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn (with certain exceptions)

     o Transfer fee equal to 0.50% of the amount transferred after 12th transfer in any year

     o    State premium tax (if your state imposes one)

          In addition, each Fund pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.


 -----------------------------------------------------------------------------

 Investment Alternatives

     The Contract offers 25 investment alternatives including:

     o    3 Fixed Account Options (which credit interest at rates we guarantee)

     o 22 Variable Sub-Accounts investing in Funds offering professional money management by Putnam Investment Management, Inc.

    To find out current rates being paid on the Fixed Account Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800/390-1277.


 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Special Services

For your convenience, we offer these special services:


  o   Automatic Fund Rebalancing Program
  o   Automatic Additions Program
  o   Dollar Cost Averaging Program
  o   Systematic Withdrawal Program



------------------------------------------------------------------------------

Income Payments

     You can choose fixed income payments, variable income payments, or a combination of the two. You can receive your income payments in one of the following ways:

          o    life income with guaranteed payments

          o    a joint and survivor life income with guaranteed payments

          o    guaranteed payments for a specified period (5 to 30 years)

     Allstate also offers 2 Retirement Income Guarantee Riders that allow you to lock in a dollar amount that you can apply towards fixed income payments.

------------------------------------------------------------------------------

Death  Benefits

     If you die before the Payout Start Date, we will pay the death benefit described in the Contract. We also offer an Enhanced Beneficiary Protection Option.

-------------------------------------------------------------------------------

Transfers

     Before  the  Payout  Start  Date,  you may  transfer  your  Contract  value
     ("Contract Value") among the investment alternatives, with certain restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less.

     A charge may apply after the 12th transfer in each Contract year ("Contract Year"), which we measure from the date we issue your Contract or a Contract Anniversary.


-------------------------------------------------------------------------------

Withdrawals

     You may withdraw some or all of your Contract Value at anytime prior to the Payout Start Date. In general, you must withdraw at least $50 at a time. A 10% federal tax penalty may apply if you withdraw before you are 59 1/2 years old. A withdrawal charge also may apply.

-------------------------------------------------------------------------------

HOW THE CONTRACT WORKS

------------------------------------------------------------------------------


The Contract basically works in two ways.

First, the Contract can help you (we assume you are the "Contract Owner") save for retirement because you can invest in up to 25 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "Accumulation Phase" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "Issue Date") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.

Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "Income Plans")
described on page 21. You receive income payments during what we call the "Payout Phase" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

         The timeline below illustrates how you might use your Contract.


Effective                                        Payout Start
   Date            Accumulation Phase                Date          Payout Phase

o-------------------------------------------------------------------------------------------------------------------------->
|                  You save for retirement              |                                    |                   ?


You buy                                          You start receiving income            You can receive      Or you can
a Contract                                       payments or receive a lump            income payments      receive income
                                                 sum payment                           for a set period     payments for life


As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800/390-1277 if you have any question about how the Contract works.

EXPENSE TABLE

------------------------------------------------------------------------------



The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes that may be imposed by the state where you reside. For more information about Variable Account expenses, see "Expenses," below. For more information about Fund expenses, please refer to the accompanying prospectus for the Funds.


------------------------------------------------------------------------------

   CONTRACT Owner TRANSACTION EXPENSES

   Withdrawal Charge (as a percentage of purchase payments withdrawn)*

   Number of  Complete Years
   Since Purchase
   Payment Accepted       0    1   2    3     4        5        6       7+

   Applicable Charge:     7%   7%  6%   5%    4%       3%      2%       0%

   Annual Contract Maintenance Charge...............$30.00**
   Transfer Fee.............................0.50% of the amount transferred***
                                       (applied soley to the thirteenth and
                               subsequent transfers within a Contract Year)

* Each Contract Year, you may withdraw up to the greater of earnings not previously withdrawn or 15% of your total purchase payments without incurring a withdrawal charge.

**   Waived in certain cases. See "Expenses."

*** Excluding transfers due to dollar cost averaging and automatic fund rebalancing.

------------------------------------------------------------------------------

   VARIABLE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average daily net asset value deducted from each Variable Sub-Account)

   Mortality and Expense Risk Charge................................1.25%*
   Administrative Charge............................................0.00%
   Total Variable Account Annual Expenses...........................1.25%

   -------------------

   * If you select the Enhanced Beneficiary Protection Option, the mortality and expense risk charge will be equal to 1.40% of your Contract's average daily net assets in the Variable Account.

Retirement Income Guarantee Rider Expenses

If you select a Retirement Income Guarantee Rider, you would pay an additional fee at the annual rate of 0.05% or 0.30% (depending on the Option you select) of the Income Base in effect on a Contract Anniversary. See "Retirement Income Guarantee Riders" for details.


   ---------------------------------------------------------------------------
   FUND ANNUAL EXPENSES (After Voluntary Reductions and Reimbursements) (as a percentage of Fund average daily net assets)(1)


                                                     Management        12b-1          Other      Total Annual
   Fund                                                Fees             Fees         Expenses    Fund Expenses(1)
   ----                                                ----             ----         --------    -----------------
   Putnam VT Asia Pacific Growth Fund                  0.80%            0.15%        0.32%       1.27%
   Putnam VT Diversified Income Fund                   0.67%            0.15%        0.11%       0.93%
   Putnam VT The George Putnam Fund of Boston(2)       0.65%            0.15%        0.36%       1.16%
   Putnam VT Global Asset Allocation Fund              0.65%            0.15%        0.13%       0.93%
   Putnam VT Global Growth Fund                        0.60%            0.15%        0.12%       0.87%
   Putnam VT Growth and Income Fund                    0.46%            0.15%        0.04%       0.65%
   Putnam VT Health Sciences Fund(2)                   0.70%            0.15%        0.34%       1.19%
   Putnam VT High Yield Fund                           0.64%            0.15%        0.07%       0.86%
   Putnam VT Income Fund                               0.60%            0.15%        0.07%       0.87%
   Putnam VT International Growth Fund                 0.80%            0.15%        0.27%       1.22%
   Putnam VT International Growth and Income Fund      0.80%            0.15%        0.19%       1.14%
   Putnam VT International New Opportunities Fund(2)   1.20%            0.15%        0.68%       2.01%
   Putnam VT Investors Fund(2)                         0.65%            0.15%        0.33%       1.13%
   Putnam VT Money Market Fund                         0.45%            0.15%        0.08%       0.68%
   Putnam VT New Opportunities Fund                    0.56%            0.15%        0.05%       0.76%
   Putnam VT New Value Fund                            0.70%            0.15%        0.11%       0.96%
   Putnam VT OTC & Emerging Growth Fund(2)             0.70%            0.15%        0.34%       1.19%
   Putnam VT Research Fund(2)                          0.65%            0.15%        0.48%       1.28%
   Putnam VT Small Cap Value Fund(3)                   0.80%            0.15%        0.59%       1.54%
   Putnam VT Utilities Growth and Income Fund          0.65%            0.15%        0.07%       0.87%
   Putnam VT Vista Fund                                0.65%            0.15%        0.12%       0.92%
   Putnam VT Voyager Fund                              0.54%            0.15%        0.04%       0.73%

-------------------

(1) Since the funds have not offered Class IB shares for a full fiscal year, figures shown in the table (except for Putnam VT Small Cap Value Fund) are for the period ended December 31, 1998 and are estimates based on the corresponding expenses for the fund's Class A shares for the last fiscal year. Each Fund commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, the Putnam VT Research Fund, which commenced operations September 30, 1998, and the Putnam VT Small Cap Fund, which commenced operations on April 30, 1999. Figures shown in the table include amounts paid through expense offset and brokerage service arrangements.

(2) Absent voluntary reductions and reimbursements for certain Funds, advisory fees, other expenses, and total annual fund expenses expressed as a percentage of average net assets of the Funds would have been as follows:

     Putnam VT The George Putnam Fund of Boston        0.65%            0.15%       0.36%        1.16%
     Putnam VT Health Sciences Fund                    0.70%            0.15%       0.34%        1.19%
     Putnam VT International New Opportunities Fund    1.20%            0.15%       0.68%        2.03%
     Putnam VT Investors Fund                          0.65%            0.15%       0.33%        1.13%
     Putnam VT OTC & Emerging Growth Fund              0.70%            0.15%       0.34%        1.19%
     Putnam VT Research Fund                           0.65%            0.15%       0.48%        1.28%

(3) Putnam VT Small Cap Value Fund commenced operations on April 30, 1999, the management fee, other expenses and total annual fund operating expenses are based on estimates for the fund's first full fiscal year.

EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

o    invested a $1,000 in a Variable Sub-Account,

o    earned a 5% annual return on your investment,

o surrendered your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period; and

o    elect Retirement Income Guarantee Rider 2 (assuming Income Base B).


The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

SUB-ACCOUNT                                        1 YEAR             3 YEARS
-----------                                        ------             -------

Putnam Asia Pacific  Growth                          $89               $134
Putnam  Diversified  Income                          $86               $123
The George  Putnam Fund                              $88               $130
Putnam  Global Asset  Allocation                     $86               $123
Putnam  Global Growth                                $85               $121
Putnam Growth and Income                             $83               $115
Putnam Health  Sciences                              $78               $100
Putnam High Yield                                    $95               $152
Putnam  Income                                       $85               $121
Putnam  International Growth                         $89               $132
Putnam  International  Growth and Income             $88               $130
Putnam  International New Opportunities              $97               $156
Putnam Investors                                     $85               $121
Putnam Money Market                                  $92               $142
Putnam New  Opportunities                            $88               $129
Putnam New Value                                     $83               $116
Putnam OTC & Emerging  Growth                        $89               $134
Putnam  Research                                     $84               $118
Putnam  Small Cap Value                              $86               $124
Putnam Utilities Growth and Income                   $88               $131
Putnam Vista                                         $86               $123
Putnam Voyager                                       $84               $117

EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments for at least 120 months if under an Income Plan for a specified period, at the end of each period.

SUB-ACCOUNT                                       1 YEAR            3 YEARS
-----------                                       ------            -------

Putnam Asia Pacific  Growth                         $30               $ 91
Putnam  Diversified  Income                         $26               $ 81
The George  Putnam Fund                             $29               $ 88
Putnam  Global Asset  Allocation                    $26               $ 81
Putnam  Global Growth                               $26               $ 79
Putnam Growth and Income                            $23               $ 72
Putnam Health  Sciences                             $19               $ 58
Putnam High Yield                                   $36               $109
Putnam  Income                                      $26               $ 79
Putnam  International Growth                        $29               $ 90
Putnam  International  Growth and Income            $28               $ 87
Putnam  International New Opportunities             $37               $114
Putnam Investors                                    $26               $ 79
Putnam Money Market                                 $32               $ 99
Putnam New  Opportunities                           $28               $ 87
Putnam New Value                                    $24               $ 73
Putnam OTC & Emerging  Growth                       $30               $ 91
Putnam  Research                                    $24               $ 76
Putnam  Small Cap Value                             $26               $ 82
Putnam Utilities Growth and Income                  $29               $ 89
Putnam Vista                                        $26               $ 80
Putnam Voyager                                      $24               $ 75


Please remember that you are looking at examples and not a representation of past or future expenses. Your actual expenses may be lower or greater than those shown above. Similarly, your rate of return may be lower or greater than 5%, which is not guaranteed. The above examples assume the election of the Retirement Income Guarantee Rider 2 and that Income Base B is applied. If that Rider were not elected, the expense figures shown above would be slightly lower. To reflect the contract maintenance charge in the examples, we estimated an equivalent percentage charge, based on an assumed average Contract size of $45,000.

FINANCIAL INFORMATION

---------------------------------------------------------------------------



To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "Accumulation Unit." Each Variable Sub-Account has a separate value for its Accumulation Units we call "Accumulation Unit Value." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

The Variable  Account  commenced  operations as of the date of this  prospectus.
Accordingly,   there  are  no  Accumulation   Unit  Values  or  other  financial
information to report for the Variable Account.

The combined statutory basis financial statements of Allstate appear in the Statement of Additional Information.

THE CONTRACT

-----------------------------------------------------------------------------


CONTRACT OWNER

The Putnam Allstate Advisor is a contract between you, the Contract Owner, and Allstate, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

o the investment  alternatives  during the Accumulation and Payout Phases,
o the amount and timing of your purchase payments and withdrawals,
o the programs you want to use to invest or withdraw  money,
o the income payment plan you want to use to receive  retirement  income,
o the Annuitant (either yourself or someone else) on whose life the income payments will be based,
o the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or the Annuitant dies, and
o any other rights that the Contract provides.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person.

You can use the Contract with or without a qualified plan. A qualified plan is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract issued with a qualified plan. See "Qualified Plans" on page 27.

You may change the Contract Owner at any time. Once we have received a satisfactory written request for a change of Contract Owner, the change will take effect as of the date you signed it. We are not liable for any payment we make or other action we take before receiving any written request for a change from you.


ANNUITANT

The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You may name a new Annuitant only upon the death of the current Annuitant. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.


BENEFICIARY

The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date. If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us before income payments begin, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the Contract Owner and there are no other surviving Beneficiaries, the new Beneficiary will be:

o        your spouse or, if he or she is no longer alive,
o        your surviving children equally, or if you have no surviving children,
o        your estate.

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the death benefit among the surviving Beneficiaries.


MODIFICATION OF THE CONTRACT

Only an Allstate officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until you sign it and file it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

PURCHASES

----------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $1,000 ($500 for a Qualified Contract). All subsequent purchase payments must be $500 or more. You may make purchase payments at any time prior to the Payout Start Date. The most we accept without our prior approval is $1 million. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application.

AUTOMATIC ADDITIONS PROGRAM

You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information.

ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling 1-800-390-1277.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

RIGHT TO CANCEL

You may cancel the Contract by returning it to us within the Cancellation Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it to us. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent state law permits, to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. We reserve the right to allocate your purchase payments to the Putnam Money Market Variable Sub-Account during the Cancellation Period. See "Distribution" on page 27 for additional amounts to which you may be entitled.

CONTRACT VALUE

-------------------------------------------------------------------------------



Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your interest in the Fixed Account Options.


ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract.


ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

o changes in the share price of the Fund in which the Variable Sub-Account invests, and

o the deduction of amounts reflecting the mortality and expense risk charge and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, Retirement Income Guarantee charges (if applicable), and transfer fees separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine separate sets of Accumulation Unit Values that reflect the cost of the Enhanced Beneficiary Protection Option described on page 24 below.

You should refer to the prospectus for the Funds that accompanies this prospectus for a description of how the assets of each Fund are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

INVESTMENT ALTERNATIVES:  The Variable Sub-Accounts

-----------------------------------------------------------------------------



You may allocate your purchase payments to up to 22 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.

For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the accompanying prospectus for the Fund. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. Putnam Investment Management, Inc. ("Putnam Management") serves as the investment adviser to each Fund.



Fund:                                                  Each Fund Seeks:
------------------------------------------------------ ---------------------------------------------------------------

Putnam VT Asia Pacific Growth Fund                     Capital appreciation
------------------------------------------------------ ---------------------------------------------------------------

Putnam VT Diversified Income Fund                      High current income consistent with capital preservation
------------------------------------------------------ ---------------------------------------------------------------

Putnam VT The George Putnam Fund of Boston             To provide a balanced investment composed of a well
                                                       diversified portfolio of stocks and bonds that will produce both capital growth and current income
------------------------------------------------------ ---------------------------------------------------------------

Putnam VT Global Asset Allocation  Fund                A high level of long-term total return consistent with
                                                       preservation of capital
------------------------------------------------------ ---------------------------------------------------------------

Putnam VT Global Growth Fund                           Capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Growth and Income Fund                       Capital growth and current income
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Health Sciences Fund                         Capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT High  Yield  Fund                            High current  income.  Capital growth is a secondary objective when consistent with high current income.
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Income Fund                                  Current income consistent with preservation of capital
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT International Growth Fund                    Capital growth
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT International Growth and Income Fund         Capital growth. Current income is a secondary objective.
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT International New Opportunities Fund         Long-term capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Investors Fund                               Long-term growth of capital and any increased income that
                                                       results from this growth
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Money  Market  Fund                          As high a rate of current income as Putnam Management
                                                       believes is consistent with preservation  of  capital
                                                       and maintenance of liquidity.
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT New Opportunities Fund                       Long-term capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT New Value Fund                               Long-term capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund                   Capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Research Fund                                Capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Small Cap Value Fund                         Capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund             Capital growth and current income
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Vista Fund                                   Capital appreciation
------------------------------------------------------ ---------------------------------------------------------------
Putnam VT Voyager Fund                                 Capital appreciation
----------------------------------------------------------------------------------------------------------------------


Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Variable Sub-Accounts invest. You bear the investment risk that the Funds might not meet their investment objectives. Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

INVESTMENT ALTERNATIVES: The Fixed Account Options


---------------------------------------------------------------------------


You may allocate all or a portion of your purchase payments to the Fixed Account. You may choose from among 3 Fixed Account Options including 2 Dollar Cost Averaging Options, and the Standard Fixed Account Option. We will credit a minimum annual interest rate of 3% to money you allocate to any of the Fixed Account Options. The Fixed Account Options may not be available in all states. Please consult with your sales representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

You may establish a Dollar Cost Averaging Program, as described on page 17, by allocating purchase payments to the Fixed Account either for up to 6 months (the "6 Month Dollar Cost Averaging Option") or for up to 12 months (the "12 Month
Dollar Cost Averaging Option"). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Standard Fixed Account Option described below.

You  must  transfer  all of your  money  out of the 6 or 12  Month  Dollar  Cost
Averaging Options to other investment alternatives in equal monthly installments. At the end of the applicable 6 or 12 month period, we will transfer any remaining amounts in the 6 or 12 Month Dollar Cost Averaging Options to the Putnam Money Market Variable Sub-Account unless you request a different investment alternative. Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.

You may not transfer money from other investment alternatives to either the 6 or 12 Month Dollar Cost Averaging Options.

The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state. Please check with your sales representative for availability.


STANDARD FIXED ACCOUNT OPTION

Each payment or transfer allocated to the Standard Fixed Account Option earns interest at the current rate in effect at the time of allocation. We guarantee that rate for a period of years we call Guarantee Periods. We are currently offering Guarantee Periods of 1 year in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. You select a Guarantee Period for each purchase or transfer. After the initial Guarantee Period, we will guarantee a renewal rate.

INVESTMENT ALTERNATIVES:  Transfers

-----------------------------------------------------------------------------



TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. We do not permit transfers into any Dollar Cost Averaging Fixed Account Option. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make 12 transfers per Contract Year without charge. A transfer fee equal to 0.50% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year.

The minimum amount that you may transfer from the Standard Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the 6-Month and 12-Month Dollar Cost Averaging Fixed Account Options.

The most you can transfer from the Standard Fixed Account Option during any Contract Year is the greater of (i) 30% of the Standard Fixed Account Option balance as of the last Contract Anniversary or (ii) the greatest dollar amount of any prior transfer from the Standard Fixed Account Option. This limitation does not apply to the Dollar Cost Averaging Program. Also, if the interest rate on any renewed Guarantee Period is at least one percentage point less than the previous interest rate, you may transfer up to 100% of the monies receiving that reduced rate within 60 days of the notification of the interest rate decrease.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to six months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may not convert any portion of your fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments if Income Plan 3, described below, is in effect. Your transfers must be at least 6 months apart.


TELEPHONE TRANSFERS

You may make transfers by telephone by calling 1-800-390-1277. The cut off time for telephone transfer requests is 3:00 p.m. Central time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


EXCESSIVE TRADING LIMITS

We reserve the right to limit transfers in any Contract Year, or to refuse any transfer request for a Contract Owner or certain Contract Owners, if:

o we believe, in our sole discretion, that excessive trading by such Contract Owner or Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or the share prices of the corresponding Funds or would be to the disadvantage of other Contract Owners; or

o we are informed by one or more of the corresponding Funds that they intend to restrict the purchase or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.


DOLLAR COST AVERAGING PROGRAM

You may automatically transfer a set amount from any Variable Sub-Account or Fixed Account Option to any of the other Variable Sub-Accounts through our Dollar Cost Averaging Program. The Program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.


AUTOMATIC FUND REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

         Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam Income Variable Sub-Account and 60% to be in the Putnam Global Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam Income Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam Income Variable Sub-Account and use the money to buy more units in the Putnam Global Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. We may sometimes refer to this Program as the "Putnam Automatic Rebalancing Program."

Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES

------------------------------------------------------------------------------



As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

o your total Contract Value is greater than $50,000 on a Contract Anniversary or on the Payout Start Date, or

o all of your money is allocated to the Fixed Account Options on a Contract Anniversary or all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.


MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an annual rate of 1.25% of the average daily net assets you have invested in the Variable Sub-Accounts. The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then Allstate will bear the loss. If you select the Enhanced Beneficiary Protection Option, Allstate will deduct a mortality and expense risk charge equal, on an annual basis, to 1.40% of the average daily net assets you have invested in the Variable Sub-Accounts (1.25% plus 0.15% for the Option). Allstate reserves the right to raise the Enhanced Beneficiary Protection Option charge to up to 0.25%. However, once your Option is in effect, Allstate cannot change the fee that applies to your Contract. We charge the additional fee for the Enhanced Beneficiary Protection Option to compensate us for the additional risk that we accept by providing the Option.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.


RETIREMENT INCOME GUARANTEE CHARGE

We impose a separate charge for each Retirement Income Guarantee Rider. The charges equal, on an annual basis, 0.05% of the income base for Retirement Income Guarantee Rider 1 and 0.30% of the income base for Retirement Income Guarantee Rider 2. We reserve the right to change the Rider fee. However, once we issue your Rider, we cannot change the Rider fee that applies to your Contract. The Rider 1 fee will never exceed 0.15% and the Rider 2 fee will never exceed 0.50%. See "Retirement Income Guarantee Riders" for details.


TRANSFER FEE

We impose a fee upon transfers in excess of 12 during any Contract Year. The fee is equal to 0.50% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.


WITHDRAWAL CHARGE

We may assess a withdrawal charge of up to 7% of the purchase payment(s) you withdraw. The charge declines to 0% after 7 complete years from the date we received the purchase payment being withdrawn. A schedule showing how the charge declines appears on page 7, above. During each Contract Year, you can withdraw up to the greater of earnings not previously withdrawn or 15% of your total purchase payments without paying the charge. Unused portions of this 15% "Free Withdrawal Amount" are not carried forward to future Contract Years.

We will deduct withdrawal charges, if applicable, from the amount paid. For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.

We do not apply a withdrawal charge in the following situations:

o on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

o    the death of the Contract Owner or Annuitant;

o withdrawals taken to satisfy IRS minimum distribution rules for the Contract, or

o    withdrawals  that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals also may be subject to tax penalties or income tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

Confinement Waiver. We will waive the withdrawal charge on any withdrawal taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1) you or the Annuitant, if the Contract Owner is not a living individual, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2) we receive your request for withdrawal and written proof of the stay no later than 90 days following the end of your or the Annuitant's stay at the long term care facility or hospital, and

3) a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).

Terminal Illness Waiver. We will waive the withdrawal charge on any withdrawal under your Contract taken prior to the Payout Start Date if:

1) you or the Annuitant, if the Contract Owner is not a living individual, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2) you provide adequate proof of diagnosis to us, or at the time you request the withdrawal.

Unemployment Waiver. We will waive the withdrawal charge on one partial or full withdrawal from your Contract, if you meet the following requirements:

1) you or the Annuitant, if the Contract Owner is not a living individual, become unemployed at least one year after the Issue Date,

2) you or the Annuitant receive unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment, and

3) you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of unemployment compensation.

You may exercise this benefit once before the Payout Start Date.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not need to pay our withdrawal charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.


PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Owner's value in the investment alternative bears to the total Contract Value.


OTHER EXPENSES

Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see page 8 above. We may receive compensation from the Funds' investment adviser, distributor, or their affiliates for administrative services we provide to the Funds.

ACCESS TO YOUR MONEY


------------------------------------------------------------------------------


You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 21.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our home office, less any withdrawal charges, contract maintenance charges, income tax withholding, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time. If you request a total withdrawal, we may require that you return your Contract to us.


POSTPONEMENT OF PAYMENTS

We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2)   an emergency exists as defined by the SEC, or

3)   the SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-390-1277 for more information. Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax adviser before taking any withdrawal.


MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other charges and premium taxes.

INCOME PAYMENTS

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PAYOUT START DATE

The Payout Start Date is the day that income payments start under an Income Plan. The Payout Start Date must be:

o        at least one month after the Issue Date; and
o no later than the day the Annuitant reaches age 90, or the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. If you do not select an earlier Payout Start Date, the latest Payout Start Date will automatically become the Payout Start Date.


INCOME PLANS

You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years.

Three Income Plans are available under the Contract. Each is available to provide:

o        fixed income payments;
o        variable income payments; or
o        a combination of the two.

The three Income Plans are:

         Income Plan 1 -- Life Income with Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

         Income Plan 2 -- Joint and Survivor Life Income with Guaranteed Payments. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the plan was selected, is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

         Income Plan 3 -- Guaranteed Payments for a Specified Period (5 Years to 30 Years). Under this plan, we make periodic income payments for the period you have chosen. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract. Income payments for less than 120 months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Accounts supporting this Plan even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amount of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments due. A withdrawal charge may apply. We also assess applicable premium taxes against all income payments.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

You may apply of your Contract Value to an Income Plan. You must apply at least the Contract Value in the Fixed Account on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account to fixed income payments.

We will apply your Contract Value, less applicable taxes, to your Income Plan on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the amount available to apply under an Income Plan is less than $2,000, however, and state law permits, we may pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen. In addition, if your monthly payments would be less than $20, and state law permits, we may reduce the frequency of your payments so that each payment will be at least $20.


VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. (We reserve the right to offer other assumed investment rates). If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.


FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1)   deducting any applicable premium tax; and

2) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to six months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


RETIREMENT INCOME GUARANTEE RIDERS

For Contract Owners up to and including age 75, you have the option to add to your Contract one of two Retirement Income Guarantee Riders (Rider 1 or Rider
2). Each Rider guarantees a minimum dollar amount (we call the "guaranteed income benefit") to be applied to an Income Plan. You may elect this benefit up to your latest Payout Start Date. The Riders may not be available in all states.

Eligibility. To qualify for this benefit, you must meet the following conditions as of the Payout Start Date:

o You must elect a Payout Start Date that is on or after the 10th anniversary of the date we issued the Rider (the "Rider Date");

o The Payout Start Date must occur during the 30 day period following a Contract Anniversary;

o    You must elect to receive fixed income payments; and

o The Income Plan you have selected must provide for payments guaranteed for either a single life or joint lives with a specified period of at least:

o 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

o 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

Retirement Income Guarantee Rider 1. This Rider guarantees that the amount you apply to an Income Plan will not be less than the total of your purchase payments less any withdrawals and any applicable taxes.

The current charge for this Rider, on an annual basis, is 0.05% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from your assets in the Variable Sub-Account(s). In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct the Rider fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Rider fee is equal to 0.05% multiplied by the income base immediately prior to the withdrawal.

We calculate the Income Base that we use to determine the value of the guaranteed income benefit as follows:

1)   On the Rider Date, the income base is equal to the Contract Value.

2) After the Rider Date, we recalculate the Income Base when a purchase payment or withdrawal is made as follows:

     (a) For purchase payments, the Income Base is equal to the most recently calculated Income Base plus the purchase payment.

     (b) For withdrawals, the Income Base is equal to the most recently calculated Income Base reduced by a withdrawal adjustment, described below.

In the absence of any withdrawals or purchase payments, the Income Base will be equal to the Contract Value as of the Rider Date.

The withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

         1) = withdrawal amount,
         2) = the Contract Value immediately  prior to the withdrawal, and
         3) = the most recently calculated Income Base.

See Appendix A for an example representative of how the withdrawal adjustment applies.

The guaranteed income benefit amount is determined by applying the Income Base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment produced by the guaranteed income benefit and (ii) the income payment provided in the fixed amount income payment provision of the Contract.

Retirement Income Guarantee Rider 2. This Rider guarantees that the amount you apply to an Income Plan will not be less than the greater of Income Base A or Income Base B described below:

The current annual charge for this Rider is 0.30% multiplied by the Income Base in effect on each Contract Anniversary. We deduct the fee only from the Variable Sub-Account(s). In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct the Rider fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Rider fee is equal to 0.30% multiplied by the income base immediately prior to the withdrawal.

The Income Base is the greater of Income Base A and Income Base B. We determine each income base as follows:

Income Base A. On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a purchase payment or withdrawal is made:

1) For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

2) For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.

3) On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.

In the absence of any withdrawals or purchase payments, Income Base A will be equal to the greatest Contract Value as of the date and all Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for purchase payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary after the 85th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for purchase payments and withdrawals.

Income Base B. On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 6% per year until the first day of the month following the oldest Contract owner's or, if the Contract Owner is not a living individual, the Annuitant's 85th birthday.

For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

         1) = withdrawal amount,
         2) = the Contract Value immediately  prior to the withdrawal,  and
         3) = the most recently calculated Income Base.

See Appendix A for an example representative of how the withdrawal adjustment applies.

We determine the guaranteed income benefit amount by applying the income base, less any applicable taxes, to the guaranteed rates for the Income Plan that you select. On the Payout Start Date, the income payment will be the greater of (i) the income payment provided by the guaranteed income benefit or (ii) the income payment provided in the fixed amount income payment provision of the Contract.


CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.

DEATH BENEFITS

-------------------------------------------------------------------------------



We will pay a death benefit if, prior to the Payout Start Date:

1)       any Contract Owner dies, or
2)       the Annuitant dies.

We will pay the death benefit to the new Contract Owner as determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary. In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner.


Death Benefit Amount

Prior to the Payout Start Date, the death benefit is equal to the greatest of the following death benefit alternatives:

1)   the Contract Value as of the date we determine the death benefit, or

2) the sum of all purchase payments made less an adjustment for withdrawals (see "Withdrawal Adjustment" below), or

3) the most recent Maximum Anniversary Value prior to the date we determine the death benefit (see "Maximum Anniversary Value" below).

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for payment of the death benefit must include Due Proof of Death. We will accept the following documentation as "Due Proof of Death":

o    a certified copy of a death certificate,

o a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

o    other documentation as we may accept in our sole discretion.

Withdrawal Adjustment. The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

(a)  = the withdrawal amount,

(b)  = the Contract Value immediately prior to the withdrawal, and

(c) = the value of the applicable death benefit alternative immediately prior to the withdrawal.

See Appendix A for an example of a withdrawal adjustment.

Maximum Anniversary Value. On the Issue Date, the Maximum Anniversary Value is equal to the initial purchase payment. After the Issue Date, we recalculate the Maximum Anniversary Value when a purchase payment or withdrawal is made or on a Contract Anniversary as follows:

1) For purchase payments, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value plus the purchase payment.

2) For withdrawals, the Maximum Anniversary Value is equal to the most recently calculated Maximum Anniversary Value reduced by a withdrawal adjustment, as defined above.

3) On each Contract Anniversary, the Maximum Anniversary Value is equal to the greater of the Contract Value or the most recently calculated Maximum Anniversary Value.

In the absence of any withdrawals or purchase payments, the Maximum Anniversary Value will be the greatest of all anniversary Contract Values on or prior to the date we calculate the death benefit.

We will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the Annuitant. After that date, we will recalculate the Maximum Anniversary Value only for purchase payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any applicable state non-forfeiture laws .


ENHANCED BENEFICIARY PROTECTION OPTION

The Enhanced Beneficiary Protection Option is an optional benefit that you may elect. If you elect the Option, the death benefit will be the greater of the death benefit alternatives (1) through (3) listed above, or (4) the Enhanced Beneficiary Protection Option. The Enhanced Beneficiary Protection Option may not be available in all states.

We will issue a rider to your Contract if you elect the Option. The Enhanced Beneficiary Protection Option on the date we issue the Contract rider ("Rider Date") is equal to the Contract Value on that date. After the Rider Date, the Enhanced Beneficiary Protection Option, plus any subsequent payments and less a withdrawal adjustment, will accumulate daily at the rate of 5% per year until the earlier of:

1)   the date we determine the death benefit, or

2) the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or, if no Contract Owner is a living individual, the 80th birthday of the oldest Annuitant.

We will determine the death benefit under the Enhanced Beneficiary Protection Option in the same manner as described under "Death Benefit Amount."


Death Benefit Payments

Death of Contract Owner. Within 180 days of the date of your death, the new Contract Owner may elect to:

1)   receive the death benefit in a lump sum, or

2) apply an amount equal to the death benefit to one of the available Income Plans described above. Income payments must be:

     (a)  over the life of the new Contract Owner,

     (b) for a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner, or

     (c) over the life of the new Contract Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Contract Owner.

Otherwise, the new Contract Owner will receive the Settlement Value. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge, contract maintenance charge, and premium tax. We will calculate the Settlement Value as of the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier. If we receive a request after 3 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the new Contract Owner is your spouse, then he or she may elect one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. On the date the Contract is continued, the Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received Due Proof of Death (the next Valuation Date if we receive Due Proof of Death after 3 p.m. Cetnral Time). The Contract may only be continued once. If the surviving spouse continues the Contract in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge. Prior to the Payout start Date, the death benefit for the continued Contract will be the greater of:

o the sum of all purchase payments reduced by a withdrawal adjustment, as defined under the "Death Benefit amount" section; or

o    the Contract Value on the date we determine the death benefit; or

o the Maximum Anniversary Value as defined in the "Death Benefit Amount" section, with the following changes:

     o    "Issue Date" is replaced by the date the Contract is continued,

     o "Initial Purchase Payment" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

For Contracts with the optional Enhanced Beneficiary Protection option.

o the Enhanced Beneficiary Protection value as defined in the Rider, with the following changes:

     o    "Rider Date" is replaced by the date the Contract is continued

     o "Contract Value" is replaced with the death benefit as described at the end of the Valuation Period during which we received Due Proof of Death.

If the new Contract Owner is corporation, trust, or other non-natural person, then the new Contract Owner may elect, within 180 days of your death, to receive the death benefit in lump sum or may elect to receive the Settlement Value in a lump sum within 5 years of death. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.


Death of Annuitant. If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date, the Contract Owner must elect one of the applicable options described below.

If the Contract Owner is a natural person, the Contract Owner may elect to continue the Contract as if the death had not occurred, or, if we receive Due Proof of Death within 180 days of the date of the Annuitant's death, the Contract Owner may choose to:

     1)   receive the death benefit in a lump sum; or

     2) apply the death benefit to an Income Plan that must begin within 1 year of the date of death.

If the Contract Owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new Annuitant will be the youngest Contract Owner, unless the Contract Owner names a different Annuitant.

If the Contract Owner is a non-natural person, the non-natural Contract Owner may elect, within 180 days of the Annuitant's date of death, to receive the death benefit in a lump sum or may elect to receive the Settlement Value payable in a lump sum within 5 years of the Annuitant's date of death. If the non-natural Contract Owner does not make one of the above described elections, the Settlement Value must be withdrawn by the non-natural Contract Owner on or before the mandatory distribution date 5 years after the Annuitant's death. We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

MORE INFORMATION

-------------------------------------------------------------------------------



ALLSTATE

Allstate is the issuer of the Contract. Allstate is an Illinois stock life insurance company organized in 1957.

Allstate is licensed to operate in the District of Columbia, Puerto Rico, and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's assigns an Aa2 (Excellent) financial strength rating to Allstate. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.


THE VARIABLE ACCOUNT

Allstate established the Allstate Life Insurance Company Separate Account A on January 27, 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate.

The Variable Account consists of 22 Variable Sub-Accounts, each of which invests in a corresponding Fund. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE FUNDS

Dividends  and  Capital  Gain  Distributions.   We  automatically  reinvest  all
dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.

Voting Privileges. As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

Changes in Funds. If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

Conflicts of Interest. The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of directors of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds' board of directors may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT

Distribution. Allstate Life Financial Services ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as principal underwriter of the Contracts. ALFS is a wholly owned subsidiary of Allstate. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc. ALFS also is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by Allstate, either individually or through an incorporated insurance agency and have entered into a selling agreement with ALFS to sell the Contract.

We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commission paid on all Contract sales will not exceed 6% of all purchase payments (on a present value basis). From time to time, we may pay or permit other promotional incentives, in cash or credit or other compensation. The commission is intended to cover distribution expenses. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

Allstate may pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Contracts issued to employees of Allstate and certain other eligible organizations, and in lieu of Allstate paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.

Administration. We have primary responsibility for all administration of the Contracts and the Variable Account.

We provide the following administrative services, among others:

o        issuance of the Contracts;
o        maintenance of Contract Owner records;
o        Contract Owner services;
o        calculation of unit values;
o        maintenance of the Variable Account; and
o        preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


QUALIFIED PLANS

If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.


LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Allstate on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate.


YEAR 2000

Allstate is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of Allstate's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced ("Year 2000 Issue"). Allstate believes that many of its counterparties and suppliers also have Year 2000 Issues which could affect Allstate. In 1995, Allstate Insurance Company commenced a plan intended to mitigate and/or prevent the adverse effects of the Year 2000 Issue. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes Allstate actively working with its major external counterparties and suppliers to assess their compliance efforts and Allstate's exposure to them. Allstate presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.

TAXES

-----------------------------------------------------------------------------


The following discussion is general and is not intended as tax advice. Allstate makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Annuities in General

Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

         1) the owner is a natural person,
         2) the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and
         3) Allstate is considered the owner of the Variable Account assets for federal income tax purposes.

Non-natural Owners. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Allstate does not have control over the Funds or their investments, we expect the Funds to meet the diversification requirements.

Ownership Treatment. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that Owners could direct sub-account investments without being treated as Owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract Owners were not Owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

o    made on or after the date the individual attains age 59 1/2,

o    made to a beneficiary after the Contract Owner's death,

o    attributable to the Contract Owner being disabled, or

o for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a nonqualified contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits. Death of a Contract Owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

2) if distributed under an Income Plan, the amounts are taxed in the same manner as an income payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1)   made on or after the date the Contract Owner attains age 59 1/2,

2)   made as a result of the Contract Owner's death or disability,

3) made in substantially equal periodic payments over the Contract Owner's life or life expectancy,

4)   made under an immediate annuity, or

5)   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

Aggregation of Annuity Contracts. All non-qualified deferred annuity contracts issued by Allstate (or its affiliates) to the same Conract Owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


Tax Qualified Contracts

Contracts may be used as investments with certain qualified plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

o    Roth IRAs under Section 408A of the Code;

o    Simplified Employee Pension Plans under Section 408(k) of the Code;

o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

o    Tax Sheltered Annuities under Section 403(b) of the Code;

o    Corporate and Self Employed Pension and Profit Sharing Plans; and

o    State  and  Local   Government   and   Tax-Exempt   Organization   Deferred
     Compensation Plans.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

Restrictions Under Section 403(b) Plans. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

o        attains age 59 1/2,
o        separates from service,
o        dies,
o        becomes disabled, or
o on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the contract value to another 403(b) plan.


Income Tax Withholding

Allstate is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

(1)  required minimum distributions, or

(2) a series of substantially equal periodic payments made over a period of at least 10 years, or,

(3)  over the life (joint lives) of the participant (and beneficiary).

Allstate may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

PERFORMANCE INFORMATION

------------------------------------------------------------------------------



We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Funds for the periods beginning with the inception dates of the Funds and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the Variable Account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


                                                                          Page

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS....................  2
THE CONTRACT.............................................................  3
PERFORMANCE INFORMATION..................................................  4
CALCULATION OF ACCUMULATION UNIT VALUES..................................  9
CALCULATION OF VARIABLE INCOME PAYMENTS.................................. 10
GENERAL MATTERS.......................................................... 11
FEDERAL TAX MATTERS...................................................... 12
QUALIFIED PLANS.......................................................... 13
EXPERTS.................................................................. 15
COMBINED STATUTORY BASIS FINANCIAL STATEMENTS............................ F-1




                -----------------------------------------------




This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We do not authorize anyone to provide any information or representations regarding the offering described in this prospectus other than as contained in this prospectus.

                                                      Appendix A

                                             Withdrawal Adjustment Example



Issue Date:                              January 1, 1999
Initial Purchase Payment:                        $ 50,000

------------------------------------------------------------------------------------------------------------------------
                                                                                               Death Benefit Amount
                                                                             Contract     ------------------------------
                          Type              Contract                          Value        Purchase        Maximum
                           of               Value Before       Transaction    After         Payment      Anniversary
      Date             Occurrence           Occurence          Amount        Occurrence        Value          Value
------------------------------------------------------------------------------------------------------------------------
     1/1/99            Issue Date              --             $ 50,000        $ 50,000       $ 50,000       $ 50,000
     1/1/00       Contract Anniversary       $ 55,000             --          $ 55,000       $ 50,000       $ 55,000
     7/1/00        Partial Withdrawal        $ 60,000         $ 15,000        $ 45,000       $ 37,500       $ 41,250
------------------------------------------------------------------------------------------------------------------------


Withdrawal adjustment equals the partial withdrawal amount divided by the Contract Value immediately prior to the partial withdrawal multiplied by the value of the applicable death benefit amount alternative immediately prior to the partial withdrawal.


Purchase Payment Value Death Benefit
Partial Withdrawal Amount                                                                       (w)          $ 15,000
Contract Value Immediately Prior to Partial Withdrawal                                          (a)          $ 60,000
Value of Applicable Death Benefit Amount Immediately Prior to Partial Withdrawal                (d)          $ 50,000
Withdrawal Adjustment                                                                      [(w)/(a)]*(d)     $ 12,500
Adjusted Death Benefit                                                                                       $ 37,500

Maximum Anniversary Value Death Benefit
Partial Withdrawal Amount                                                                       (w)          $ 15,000
Contract Value Immediately Prior to Partial Withdrawal                                          (a)          $ 60,000
Value of Applicable Death Benefit Amount Immediately Prior to Partial Withdrawal                (d)          $ 55,000
Withdrawal Adjustment                                                                      [(w)/(a)]*(d)     $ 13,750
Adjusted Death Benefit                                                                                       $ 41,250


This example represents the proportional reduction applicable in all Contracts. For Contracts with optional riders,

                           The Putnam Allstate Advisor



Allstate Life Insurance Company         Statement of Additional Information
3100 Sanders Road                             dated April 30, 1999
Northbrook, Illinois 60062
1-800-390-1277



This Statement of Additional Information supplements the information in the prospectus for The Putnam Allstate Advisor. This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated April 30, 1999, for the Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.

Except as otherwise noted, this Statement of Additional Information uses the same defined terms as the prospectus.




                                TABLE OF CONTENTS

Description                                                           Page

Additions, Deletions or Substitutions of Investments.................  2
The Contract.........................................................  3
Performance Information..............................................  4
Calculation of Accumulation Unit Values..............................  9
Calculation of Variable Income Payments.............................. 10
General Matters...................................................... 11
Federal Tax Matters.................................................. 12
Qualified Plans...................................................... 13
Experts.............................................................. 15
Combined Statutory Basis Financial Statements........................ F-1

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

-------------------------------------------------------------------------------


We may add, delete, or substitute the Fund shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Fund with those of another Fund of the same or different mutual fund if the shares of the Fund are no longer available for investment, or if we believe investment in any Fund would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract Owner's interest in a Variable Sub-Account until we have notified the Contract Owner of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in a new Fund of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract Owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Funds. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.

THE CONTRACT

-------------------------------------------------------------------------------


The Contract is primarily designed to aid individuals in long-term financial planning. You can use it for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.


PURCHASE OF CONTRACTS

We offer the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. The principal underwriter for the Variable Account, Allstate Life Financial Services, Inc. ("ALFS"), distributes the Contracts. ALFS is an affiliate of Allstate. The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts, but we reserve the right to do so at any time.


TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PERFORMANCE INFORMATION

-------------------------------------------------------------------------------

From time to time we may advertise the "standardized," "non-standardized," and "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract Owner.


STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:

                               1000(1 + T)n = ERV

where:

     T    = average annual total return

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of 1, 5, or 10 year periods or shorter period

     n    = number of years in the period

     1000 = hypothetical $1,000 investment


When factoring in the withdrawal charge assessed upon redemption, we exclude the Free Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior.

When factoring in the contract maintenance charge, we pro rate the charge by dividing (i) the contract maintenance charge by (ii) an assumed contract size of $45,000. We then multiply the resulting percentage by a hypothetical $1,000 investment.

No standardized total returns are available for the Variable Sub-Accounts, which commenced operations as of the date of this Statement of Additional Information.


NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote average annual total returns that do not reflect the withdrawal charge. We calculate these "non-standardized total returns" in exactly the same way as the standardized total returns described above, except that we replace the ending redeemable value of the hypothetical account for the period with an ending redeemable value for the period that does not take into account any charges on amounts surrendered.

In addition, we may advertise the total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations would not reflect deductions for withdrawal charges which may be imposed on the Contracts which, if reflected, would reduce the performance quoted. The formula for computing such total return quotations involves a per unit change calculation. This calculation is based on the Accumulation Unit Value at the end of the defined period divided by the Accumulation Unit Value at the beginning of such period, minus 1. The periods included in such advertisements are "year-to-date" (prior calendar year end to the day of the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; " 'n' most recent Calendar Years"; and "Inception (commencement of the Sub-account's operation) to date" (day of the advertisement).

No non-standardized total returns are shown for the Variable Sub-Accounts, which commenced operations on the date of this Statement of Additional Information.


ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We will calculate such "adjusted historical total returns" using the performance of the underlying Funds and adjusting such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contract.

The adjusted historical total returns for the Variable Sub-Accounts for the periods ended December 31, 1998 are set out below. No adjusted historical total returns are shown for the Putnam VT Small Cap Value Fund, which commenced operations on April 30, 1998.

(Without the Enhanced Beneficiary Protection Option or a Retirement Income Guarantee Rider)

                                                                                  Ten Years or Since
Variable Sub-Account                            One Year        Five Years        Inception of Fund*

Putnam Asia Pacific  Growth                       -12.73         N/A                 - 5.55
Putnam  Diversified  Income                       - 8.84          3.63                 3.79
The George  Putnam Fund                           N/A            N/A                 - 4.74
Putnam  Global Asset  Allocation                    6.04         11.87                11.05
Putnam  Global Growth                              22.01         12.82                11.07
Putnam Growth and Income                            7.84         17.13                14.42
Putnam Health  Sciences                           N/A            N/A                   3.69
Putnam High Yield                                 -13.10          5.37                 8.33
Putnam  Income                                      0.83          5.05                 7.64
Putnam  International Growth                       10.98         N/A                  13.13
Putnam  International  Growth and Income            3.80         N/A                  11.05
Putnam  International New Opportunities             7.96         N/A                   2.94
Putnam Investors                                  N/A            N/A                  14.55
Putnam Money Market                               - 2.21          2.99                 3.82
Putnam New  Opportunities                          16.66         N/A                  21.09
Putnam New Value                                  - 1.24         N/A                   7.46
Putnam OTC & Emerging Growth                      N/A            N/A                 - 8.87
Putnam Research                                   N/A            N/A                  60.43
Putnam  Utilities Growth and Income                 7.41         13.61                12.99
Putnam Vista                                       11.99         N/A                  17.23
Putnam Voyager                                     16.62         18.37                18.24
-------------------

* Each of the above Funds (Class IB) corresponding to the Variable Sub-Accounts commenced operations on April 30, 1998, except for the Putnam VT Diversified Income, Growth and Income, and International Growth Funds, which commenced operations on April 6, 1998, and the Putnam VT Research Fund, which commenced operations September 30, 1998. For periods prior to the inception dates of the Funds (Class IB), the performance shown is based on the historical performance of the Funds (Class IA), adjusted to reflect the current expenses of the Funds (Class IB). The inception dates for the Funds (Class IA) are as follows:

Global Asset Allocation, Growth and Income, High Yield, Money Market, U.S. Government and High Quality Bond, Voyager commenced operations on February 1, 1988; Global Growth commenced operations on May 1, 1990; Utilities Growth and Income commenced operations on May 1, 1992; Diversified Income commenced operations on September 15, 1993; New Opportunities commenced operations on May 2, 1994; Asia Pacific Growth commenced operations on May 1, 1995; International Growth, International Growth and Income, International New Opportunities, New Value and Vista commenced operations on January 2, 1997; The George Putnam Fund of Boston, Health Sciences, Investors and OTC & Emerging Growth commenced operations on April 30, 1998.



(With the Enhanced Beneficiary Protection Option)*

                                                                                  Ten Years or Since
Variable Sub-Account                            One Year        Five Years        Inception of Fund**

Putnam Asia Pacific  Growth                       -12.87         N/A                 - 5.70
Putnam  Diversified  Income                       - 8.99          3.47                 3.63
The George  Putnam Fund                           N/A            N/A                 - 4.89
Putnam  Global Asset  Allocation                    5.87         11.70                10.88
Putnam  Global Growth                              21.82         12.64                10.90
Putnam Growth and Income                            7.66         16.95                14.25
Putnam Health  Sciences                           N/A            N/A                   3.52
Putnam High Yield                                 -13.24          5.20                 8.17
Putnam  Income                                      0.67          4.89                 7.48
Putnam  International Growth                       12.80         N/A                  12.95
Putnam  International  Growth and Income            3.63         N/A                  10.88
Putnam  International New Opportunities             7.79         N/A                   2.77
Putnam Investors                                  N/A            N/A                  14.37
Putnam Money Market                               - 2.37          2.83                 3.66
Putnam New  Opportunities                          16.66         N/A                  21.08
Putnam New Value                                  - 1.40         N/A                   7.29
Putnam OTC & Emerging  Growth                     N/A            N/A                 - 9.02
Putnam  Research                                  N/A            N/A                  60.17
Putnam Utilities Growth and Income                  7.24         13.44                12.82
Putnam Vista                                       11.81         N/A                  17.05
Putnam Voyager                                     16.44         18.19                18.06
-------------------

         *Performance figures have been adjusted to reflect the current charge for the Enhanced Beneficiary Protection Option as if that feature had been available throughout the periods shown.

         ** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB), the performance shown is based on the historical performance of the Funds (Class IA), adjusted to reflect the current expenses of the Funds (Class
IB). The inception dates for the Funds (Class IA) are shown on the first note to the preceding table.

(With Retirement Income Guarantee Rider 1)*

                                                                                  Ten Years or Since
Variable Sub-Account                            One Year        Five Years        Inception of Fund**

Putnam Asia Pacific  Growth                       -12.78         N/A                 - 5.61
Putnam  Diversified  Income                       - 8.89          3.58                 3.74
The George  Putnam Fund                           N/A            N/A                 - 4.81
Putnam  Global Asset  Allocation                    5.99         11.82                11.02
Putnam  Global Growth                              21.96         12.77                11.03
Putnam Growth and Income                            7.79         17.09                14.39
Putnam Health  Sciences                           N/A            N/A                   3.61
Putnam High Yield                                 -13.15          5.32                 8.30
Putnam  Income                                      0.78          5.01                 7.60
Putnam  International Growth                       10.93         N/A                  13.08
Putnam  International  Growth and Income            3.75         N/A                  11.01
Putnam  International New Opportunities             7.91         N/A                   2.88
Putnam Investors                                  N/A            N/A                  14.48
Putnam Money Market                               - 2.26          2.94                 3.77
Putnam New  Opportunities                          16.61         N/A                  21.05
Putnam New Value                                  - 1.29         N/A                   7.41
Putnam OTC & Emerging  Growth                     N/A            N/A                 - 8.94
Putnam  Research                                  N/A            N/A                  60.15
Putnam Utilities Growth and Income                  7.36         13.57                12.95
Putnam Vista                                       11.94         N/A                  17.18
Putnam Voyager                                     16.57         18.33                18.22
-------------------

         *Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 1 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class
IA).

         ** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB), the performance shown is based on the historical performance of the Funds (Class IA), adjusted to reflect the current expenses of the Funds (Class
IB). The inception dates for the Funds (Class IA) are shown on the first note to the first table above.

(With Retirement Income Guarantee Rider 2)*

                                                                                  Ten Years or Since
Variable Sub-Account                            One Year        Five Years        Inception of Fund**

Putnam Asia Pacific  Growth                       -13.05         N/A                 - 5.95
Putnam  Diversified  Income                       - 9.16          3.30                 3.40
The George  Putnam Fund                           N/A            N/A                 - 5.20
Putnam  Global Asset  Allocation                    5.72         11.56                10.77
Putnam  Global Growth                              21.70         12.50                10.75
Putnam Growth and Income                            7.52         16.85                14.17
Putnam Health  Sciences                           N/A            N/A                   3.21
Putnam High Yield                                 -13.41          5.05                 8.04
Putnam  Income                                      0.51          4.72                 7.35
Putnam  International Growth                       10.06         N/A                  12.82
Putnam  International  Growth and Income            3.48         N/A                  10.74
Putnam  International New Opportunities             7.64         N/A                   2.58
Putnam Investors                                  N/A            N/A                  14.06
Putnam Money Market                               - 2.53          2.65                 3.47
Putnam New  Opportunities                          16.34         N/A                  20.82
Putnam New Value                                  - 1.55         N/A                   7.15
Putnam OTC & Emerging  Growth                     N/A            N/A                 - 9.33
Putnam  Research                                  N/A            N/A                  58.66
Putnam Utilities Growth and Income                  7.09         12.68                12.68
Putnam Vista                                       11.68         16.93                16.93
Putnam Voyager                                     16.31         18.03                18.03
-------------------

         *Performance figures have been adjusted to reflect the current charge for Retirement Income Guarantee Rider 2 as if that feature had been available throughout the periods shown. For purposes of computing the Rider fee, we assumed that Income Base B applied, that there were no additional purchase payments or withdrawals, and that the Contract Issue Date coincided with the inception date of the Fund (Class IA).

         ** The inception dates for the Funds appear in the first footnote to the preceding table. For periods prior to the inception dates of the Funds (Class IB), the performance shown is based on the historical performance of the Funds (Class IA), adjusted to reflect the current expenses of the Funds (Class
IB). The inception dates for the Funds (Class IA) are shown on the first note to the first table above.

Calculation of Accumulation Unit Values

-------------------------------------------------------------------------------


The value of Accumulation Units will change each Valuation Period according to the investment performance of the Fund shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m.
Central Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.


NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

       (A) is the sum of:

               (1) the net asset value per share of the Fund underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

               (2)  the  per  share  amount  of any  dividend  or  capital  gain
               distributions   made  by  the  Fund   underlying   the   Variable
               Sub-Account during the current Valuation Period;

       (B) is the net asset value per share of the Fund underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

       (C) is the mortality and expense risk charge corresponding to the portion of the current calendar year that is in the current Valuation Period.

CALCULATION OF VARIABLE INCOME PAYMENTS


-------------------------------------------------------------------------------


We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.


CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Fund in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

o dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

     The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

     We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states that require the use of unisex tables.

GENERAL MATTERS

------------------------------------------------------------------------------


INCONTESTABILITY

We will not contest the Contract after we issue it.


SETTLEMENTS

The Contract must be returned to us prior to any settlement. We must receive due proof of the Contract Owner(s) death (or Annuitant's death if there is a non-natural Contract Owner) before we will settle a death claim.


SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Fund shares held by each of the Variable Sub-Accounts.

The Funds do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodian of the Funds.


PREMIUM TAXES

Applicable premium tax rates depend on the Contract Owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.


TAX RESERVES

We do not establish capital gains tax reserves for any Variable Sub-Account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

FEDERAL TAX MATTERS

-------------------------------------------------------------------------------


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. WE MAKE NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY

Allstate is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from Allstate, and its operations form a part of Allstate, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate does not intend to make provisions for any such taxes. If Allstate is taxed on investment income or capital gains of the Variable Account, then Allstate may impose a charge against the Variable Account in order to make provision for such taxes.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE

There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain Qualified Contracts; (3) Contracts purchased by employers upon the termination of certain qualified plans; (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


IRS REQUIRED DISTRIBUTION AT DEATH RULES

In order to be considered an annuity contract for federal income tax purposes, the Contract must provide: (1) if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death; (2) if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

QUALIFIED PLANS

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The Contract may be used with several  types of qualified  plans.  The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules,
excess   distributions   and  in  other   circumstances.   Contract  Owners  and
participants under the plan and Annuitants and Beneficiaries under the Contract may be subject to the terms and conditions of the plan regardless of the terms of the Contract.


INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the Contract's Cash Value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.


ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth
Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.


SIMPLIFIED EMPLOYEE PENSION PLANS

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent advice.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)

Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.


TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where Allstate is directed to transfer some or all of the Contract Value to another 403(b) plan.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.


STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION
DEFERRED COMPENSATION PLANS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the Contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, such Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a
Section 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

EXPERTS
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The combined statutory basis financial  statements of Allstate appearing in this
Statement of Additional Information (which is incorporated by reference in the prospectus of Allstate Life Insurance Company Separate Account A of Allstate Life Insurance Company) have been audited by Deloitte & Touche, LLP, 180 N. Stetson Avenue, Chicago, Illinois 60601-6710, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

COMBINED STATUTORY BASIS FINANCIAL STATEMENTS

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The  combined   statutory  basis  financial   statements  of  Allstate  and  the
accompanying Report of Independent Auditors appear on the pages that follow. The financial statements of Allstate included herein should be considered only as bearing upon the ability of Allstate to meet its obligations under the Contracts.